--------------------------------------------------------------------------------
             THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                         ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------

                                                               November 30, 2000
Dear Shareholder:


     The continued trend of economic growth boosted by strong consumer confidence, a tight labor market and inflation concerns caused the Federal Reserve to aggressively tighten during the first part of the year. As a result, the Fed raised the discount rate to 6.50% during the period in an attempt to achieve its objective of engineering a "soft landing" for the explosive U.S. economy. The third quarter of 2000 saw a sharp decline in market expectations for further Fed tightenings amidst evidence of significant deceleration in growth, peaking inflation pressures and a sharp reversal in the stock market wealth effect globally.

     The reduction in Fed tightening fears and the potential for a slower pace of Treasury buybacks due to a more expansionary fiscal policy enabled high quality spread product to outperform Treasuries in the third quarter of 2000.

     Looking forward we believe that both consumers and corporations face significant headwinds that suggest a likely GDP growth rate close to the Fed target of 3.5%-4.0%. The risk, however, is even slower growth. While consumer confidence is still high, a sharp reversal of the wealth effect year-to-date, higher oil prices that have acted as a tax on the consumer and muted employment growth should lead personal consumption growth to decline to 3.0%. We believe that the Fed may eventually be required to ease interest rates to ensure a soft landing. Monetary conditions are restrictive globally; in the absence of a fiscal stimulus the Fed may have to ease policy moderately. The end scenario is likely to be favorable to financial assets and the performance of spread assets versus Treasuries.

     This annual report contains a summary of market conditions during the annual period and a review of portfolio strategy by your Trust's managers in addition to the Trust's audited financial statements and a detailed list of the portfolio's holdings. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.


Sincerely,

/s/ LAURENCE D. FINK              /s/ RALPH L. SCHLOSSTEIN
--------------------              ------------------------
Laurence D. Fink                  Ralph L. Schlosstein
Chairman                          President

                                                              November 30, 2000


Dear Shareholder:

     We are pleased to present the annual report for The BlackRock Investment Quality Municipal Trust Inc. ("the Trust") for the fiscal year ended October 31, 2000. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize developments in the fixed income markets and discuss recent portfolio management activity.

     The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BKN". The Trust's investment objective is to provide high current income that is exempt from regular Federal income tax consistent with the preservation of capital. The Trust seeks to achieve this objective by investing in investment grade (rated "AAA" to "BBB" by a major rating agency or of equivalent quality) tax-exempt securities from municipalities throughout the United States.

     The table below summarizes the changes in the Trust's stock price and NAV over the past year:


                        --------------------------------------------------------
                         10/31/00    10/31/99    CHANGE       HIGH        LOW
--------------------------------------------------------------------------------
 STOCK PRICE             $ 12.125    $ 13.125    (7.62)%     $13.25     $11.5625
--------------------------------------------------------------------------------
 NET ASSET VALUE (NAV)   $ 14.30     $ 13.95      2.51%      $14.41     $13.33
--------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

     The rapid expansion of U.S. GDP witnessed throughout much of the period finally slowed dramatically in the third quarter. After expanding at nearly a 6.0% annualized rate in the first half of the year, growth in the third quarter slowed to 3.0%. Higher oil prices and declines in global equity markets led to declines in consumer spending, residential investment and manufacturing activity. According to the minutes of the October 3, 2000 FOMC meeting, "Recent data have indicated that the expansion of aggregate demand has moderated to a pace closer to the enhanced rate of growth of the economy's potential to produce. The more rapid advances in productivity also continue to help contain costs and hold down underlying price pressures." The Federal Reserve raised the discount rate by 0.25% at their meetings in November 1999, February, and March 2000 and raised the discount rate by 0.50% in May 2000 to bring the current discount rate to 6.50%.

     Treasury yields were inverted for much of the period as yields rose on the short-end of the yield curve in response to the Fed's increases in the discount rate, and yields on the long-end of the curve fell below the short-end in reaction to the announcement that the Treasury would buy back $30 billion of Treasuries with maturities ranging from 10 to 30 years. In the second half of the period, concerns over rising inflation from a surge in oil prices, weaker stock markets and signs of slower growth all caused the bond market to price in a neutral Federal Reserve. This shift in market sentiment caused significant yield curve disinversion during the third quarter of 2000. As the slower growth scenario plays out, the curve is likely to steepen further. For the annual period, the 10-year Treasury fell from 6.02% on October 31, 1999 to 5.75% on October 31, 2000.

     Municipal bonds outperformed the taxable domestic bond market for the year ending October 31, 2000, returning 8.51% (as measured by the Lehman Municipal Index) versus the Lehman Aggregate Index's 7.30% on a pre-tax basis. Overall, the tone in the market for the period was extremely positive as the result of continued strong demand from individual/retail investors, a slowdown in new issuance and reduced selling by mutual funds and institutional accounts. Retail investors, who continue to purchase municipal bonds in an effort to increase their asset allocation to fixed income and reduce equity exposure, have had a large impact on the new issuance market. In some instances, individual investors have purchased 50% of a new issue before institutions are able to buy bonds. In many cases, new issues have been structured to appeal to individual investors' tastes rather than institutions. Despite reduced selling by mutual funds, there has still been a large outflow from mutual funds. However, high retail demand has offset any adverse effects that may result from the mutual fund outflows.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons.

     Additionally, the Trust employs leverage to enhance its income by borrowing at short-term municipal rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. At the end of the annual period, the Trust's leverage amount was approximately 38% of total assets.

     After careful evaluation of the current and anticipated level of the Trust's net investment income, the Board of Directors voted to reduce the Trust's monthly dividend from $0.0719 ($0.8628 annualized) to $0.0650 ($0.7800 annualized) effective with the July 2000 dividend. This dividend reduction came after careful evaluation, particularly of the reduction in income associated with the increased cost of borrowing as a result of successive Federal Reserve rate increases.

     As municipal credit spreads remained tight during the reporting period, we continue to be concentrated in higher rated securities over the lower rated investment grade sector. While some opportunities for higher yields have emerged, given current market conditions and the state of the yield curve, we have maintained our bias towards premium coupon securities over discounted priced securities. Premium coupon securities offer better price performance during periods of rising interest rates and similar performance to discounts when interest rates fall.

     The following charts compare the Trust's current and October 31, 1999 asset composition and credit quality allocations:

------------------------------------------------------------------------
                           SECTOR BREAKDOWN
------------------------------------------------------------------------
 SECTOR                             OCTOBER 31, 2000   OCTOBER 31, 1999
------------------------------------------------------------------------
  Transportation                           20%                23%
------------------------------------------------------------------------
  University/School                        13%                 7%
------------------------------------------------------------------------
  Hospital                                 12%                13%
------------------------------------------------------------------------
  City, County & State                     11%                15%
------------------------------------------------------------------------
  Industrial & Pollution Control           11%                10%
------------------------------------------------------------------------
  Housing                                   9%                 5%
------------------------------------------------------------------------
  Power                                     8%                 8%
------------------------------------------------------------------------
  Lease Revenue                             5%                 6%
------------------------------------------------------------------------
  Tax Revenue                               4%                 4%
------------------------------------------------------------------------
  Other                                     3%                 -
------------------------------------------------------------------------
  Special District                          2%                 2%
------------------------------------------------------------------------
  Water & Sewer                             1%                 5%
------------------------------------------------------------------------
  Resource Recovery                         1%                 2%
------------------------------------------------------------------------

------------------------------------------------------------------------
CREDIT RATING*                      OCTOBER 31, 2000   OCTOBER 31, 1999
------------------------------------------------------------------------
      AAA/Aaa                              58%                65%
------------------------------------------------------------------------
       AA/Aa                               11%                10%
------------------------------------------------------------------------
        A/A                                19%                14%
------------------------------------------------------------------------
    BBB/Baa/NR                             12%                11%
------------------------------------------------------------------------

----------
* Using the higher of Standard & Poor's, Moody's or Fitch's rating.

     We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the investment grade municipal market. We thank you for your investment and continued interest in The BlackRock Investment Quality Municipal Trust Inc. Please feel free to call our marketing center at (800) 227-7BFM (7236) if you have any specific questions which were not addressed in this report.


Sincerely,

/s/ ROBERT S. KAPITO                  /s/ KEVIN M. KLINGERT
--------------------                  ---------------------
Robert S. Kapito                      Kevin M. Klingert
Vice Chairman and Portfolio Manager   Managing Director and Portfolio Manager
BlackRock Advisors, Inc.              BlackRock Advisors, Inc.


--------------------------------------------------------------------------------
                 THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
--------------------------------------------------------------------------------
  Symbol on New York Stock Exchange:                              BKN
--------------------------------------------------------------------------------
  Initial Offering Date:                                   February 19, 1993
--------------------------------------------------------------------------------
  Closing Stock Price as of 10/31/00:                          $12.125
--------------------------------------------------------------------------------
  Net Asset Value as of 10/31/00:                              $ 14.30
--------------------------------------------------------------------------------
  Yield on Closing Stock Price as of 10/31/00 ($12.125)(1):       6.43%
--------------------------------------------------------------------------------
  Current Monthly Distribution per Share(2):                   $ 0.065
--------------------------------------------------------------------------------
  Current Annualized Distribution per Share(2):                $ 0.780
--------------------------------------------------------------------------------

(1) Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.
(2)  Distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
PORTFOLIO OF INVESTMENTS OCTOBER 31, 2000
--------------------------------------------------------------------------------

             PRINCIPAL                                                                                   OPTION CALL
  RATING*     AMOUNT                                                                                     PROVISIONS+      Value
(UNAUDITED)    (000)                                 DESCRIPTION                                         (UNAUDITED)     (Note 1)
==================================================================================================================================
                         LONG-TERM INVESTMENTS-159.1%
                         ALABAMA-5.9%
  AAA         $14,000    University of Alabama Rev., Hosp., Ser. A, 5.875%, 9/01/31, MBIA ............    9/10 @ 101   $14,120,820
                                                                                                                       -----------
                         ALASKA-5.0%
  AAA          12,000    Alaska St. Hsg. Fin. Corp. Rev., Ser. A, 5.875%, 12/01/24, MBIA ..............  12/05 @ 102    12,030,240
                                                                                                                       -----------
                         CALIFORNIA-13.4%
  Aa2           1,220    California Hsg. Fin. Agcy. Rev., Home Mtg., Ser. C, 5.65%, 8/01/14 ...........   2/04 @ 102     1,249,304
  AA            5,770    California St. G.O., 5.625%, 5/01/18 .........................................   5/10 @ 101     5,940,331
  AAA          15,460    Los Angeles Cnty. Asset Leasing Corp. Rev., 5.95%, 12/01/07, AMBAC ...........  No Opt. Call   16,982,501
                         University of California Rev., Research Fac., Ser. B,
  Aaa           2,000++   6.10%, 9/01/03 ..............................................................       N/A        2,143,540
  Aaa           3,305++   6.20%, 9/01/03 ..............................................................       N/A        3,550,925
  Aaa           2,000++   6.25%, 9/01/03 ..............................................................       N/A        2,151,460
                                                                                                                       -----------
                                                                                                                        32,018,061
                                                                                                                       -----------
                         COLORADO-11.5%
  AAA           3,100    Arapahoe Cnty. Cap. Impvt. Hwy. Rev., Trust Fund, Ser. E, Zero
                          Coupon, 8/31/04 .............................................................       ETM        2,592,065
                         Denver City & Cnty. Arpt. Rev.,
  A             3,000     Ser. C, 6.50%, 11/15/06 .....................................................   11/02 @ 102    3,142,560
  A             1,120     Ser. C, 6.65%, 11/15/05 .....................................................   11/02 @ 102    1,173,760
  Aaa           3,705++   Ser. D, 7.00%, 11/15/01 .....................................................       N/A        3,797,403
  A            14,085     Ser. D, 7.00%, 11/15/25 .....................................................   11/01 @ 100   14,212,469
  AAA           2,250++  E-470 Pub. Hwy. Auth. Rev., Ser. B, 6.90%, 8/31/05 ..........................       N/A        2,528,910
                                                                                                                       -----------
                                                                                                                        27,447,167
                                                                                                                       -----------
                         CONNECTICUT-1.1%
  Baa3          3,000    Mashantucket Western Pequot Tribe, Spl. Rev., Ser. A, 5.50%, 9/01/28 .........    9/09 @ 101    2,618,040
                                                                                                                        ----------
                         DELAWARE-2.9%
  NR            7,000    Charter Mac Equity Issuer Trust, Ser. B, 7.60%, 11/30/10** ...................  No Opt. Call    6,998,390
                                                                                                                        ----------
                         DISTRICT OF COLUMBIA-0.8%
                         District of Columbia G.O., Ser. E, CAPMAC,
  AAA              70++   6.00%, 6/01/03 ..............................................................       N/A           73,704
  AAA           1,830     6.00%, 6/01/09 ..............................................................    6/03 @ 102    1,910,867
                                                                                                                        ----------
                                                                                                                         1,984,571
                                                                                                                        ----------
                         FLORIDA-4.3%
  AAA           1,700    Florida Hsg. Fin. Agcy. Rev., Sngl. Fam. Mtg., Ser. 1994-A, 6.55%,
                          7/01/14, GNMA ...............................................................    1/05 @ 102    1,783,912
  BBB+          5,000    Hillsborough Cnty. Indl. Dev. Auth. Fac. Rev., National Gypsum,
                          Ser. A, 7.125%, 4/01/30 .....................................................    4/10 @ 101    4,665,050
  Baa3          4,000    Santa Rosa Bay Bridge Auth. Rev., 6.25%, 7/01/28 .............................    7/06 @ 102    3,807,760
                                                                                                                        ----------
                                                                                                                        10,256,722
                                                                                                                        ----------
                         HAWAII-1.1%
  AAA           2,500    Hawaii St. Dept. Budget & Fin. Spec. Purp. Rev., Hawaiian Elec. Co. Inc.,
                          Ser. D, 6.15%, 1/01/20, AMBAC ...............................................    1/09 @ 101    2,599,600
                                                                                                                        ----------

                         ILLINOIS-12.6%
  AAA          10,000    Chicago Illinois Brd. Ed., Chicago Sch. Reform, 5.75%, 12/01/27, AMBAC .......   12/07 @ 102   10,029,100
  AAA           5,000    Chicago Pub. Bldg. Rev., Ser. A, 7.00%, 1/01/20, MBIA ........................        ETM       5,921,000
  AAA           5,050    Chicago Wtr. Rev., 5.25%, 11/01/23, FGIC .....................................   11/07 @ 102    4,092,120
                         Illinois Edl. Fac. Auth. Rev., Loyola Univ., FGIC,
  AAA           4,000++   5.45%, 7/01/05 ..............................................................        N/A       5,166,750
  AAA           5,000++   5.70%, 7/01/05 ..............................................................        N/A      ----------
                                                                                                                        29,994,400
                                                                                                                        ----------
                         INDIANA-3.3%
  BBB           7,595    Indianapolis Arpt. Auth. Rev., Spl. Fac. Fed. Express Corp.
                          Proj., 7.10%, 1/15/17 .....................................................    7/04 @ 102    7,984,472
                                                                                                                        ----------
                         KENTUCKY-8.2%
  AAA          16,465    Kentucky Econ. Dev. Fin. Sys., Norton Hlth. Care Inc., Ser. B, Zero Coupon,
                          10/01/23, MBIA ..............................................................   No Opt. Call   4,200,551
  AAA          15,000    Kentucky St. Tpke. Auth., Econ. Dev. Road Rev., 5.75%, 7/01/13, AMBAC ........    7/03 @ 102   15,449,100
                                                                                                                        ----------
                                                                                                                        19,649,651
                                                                                                                        ----------

                       See Notes to Financial Statements.

====================================================================================================================================
             PRINCIPAL                                                                                    OPTION CALL
  RATING*      AMOUNT                                                                                     PROVISIONS+      VALUE
(UNAUDITED)    (000)                                    DESCRIPTION                                       (UNAUDITED)     (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
                        LOUISIANA-8.3%
 AAA         $14,400++  Louisiana Pub. Fac. Auth. Hosp. Rev., Our Lady of the Lake Regl. Med. Ctr.,
                         5.90%, 12/01/03, FSA ...........................................................      N/A       $15,206,832
 AAA           4,640    New Orleans Pub. Impt. G.O., 5.875%, 11/01/29, FSA ..............................  11/09 @ 100     4,713,544
                                                                                                                         -----------
                                                                                                                          19,920,376
                                                                                                                         -----------
                        MARYLAND-7.0%
 Aa2           8,985    Maryland St. Dept. Hsg. & Comn. Dev. Admin., Sngl. Fam. Prog.,
                         Ser. 2, 6.55%, 4/01/26 .........................................................   4/05 @ 102     9,268,297
 NR            4,000    MuniMae Te Bond Subsidiary LLC, Ser. B, 7.75%, 11/01/10** ....................... No Opt. Call     4,022,040
 AAA           3,175    Northeast Waste Disp. Auth. Rev., Sld. Wst., Montgomery Cnty. Res. Rec. Proj.,
                         Ser. A, 6.30%, 7/01/16, MBIA ...................................................   7/03 @ 102     3,295,047
                                                                                                                         -----------
                                                                                                                          16,585,384
                                                                                                                         -----------
                        MASSACHUSETTS-1.2%
 AAA           3,000    Massachusetts St. Hlth. & Edl. Fac. Auth. Rev., Hallmark Hlth. Sys.,
                         Ser. A, 5.00%, 7/01/21, FSA ....................................................   7/08 @ 101     2,763,480
                                                                                                                         -----------
                        MICHIGAN-0.8%
 AAA           2,000    River Rouge Sch. Dist., 5.625%, 5/01/22, FSA ...................................  5/03 @ 101.5     2,015,120
                                                                                                                         -----------
                        MISSOURI-1.6%
                        Lake of the Ozarks Cmnty. Brdg. Corp., Brdg. Sys. Rev.,
 BBB-          2,000     5.25%, 12/01/14 ................................................................  12/08 @ 102     1,799,040
 BBB-          2,500     5.25%, 12/01/26 ................................................................  12/08 @ 102     2,114,550
                                                                                                                         -----------
                                                                                                                           3,913,590
                                                                                                                         -----------
                        NEVADA-1.6%
 AAA           3,750    Washoe Cnty. Arpt. Auth., Arpt. Sys. Impvt. Rev., Ser. B, 5.80%, 7/01/09, MBIA ..   7/03 @ 102     3,900,000
                                                                                                                         -----------

                        NEW JERSEY-3.9%
 AAA           2,000    Delaware River Port Auth. PA & NJ Port Dist. Proj., Ser. B, 5.70%, 1/01/22, FSA .   1/10 @ 100     2,031,580
 AA            7,000    New Jersey St. Transp. Trust Fund Auth. Rev., Transp. Sys., Ser. A, 6.00%,                         7,340,130
                         6/15/19 6/10 @ 100 .............................................................                -----------
                                                                                                                           9,371,710
                                                                                                                         -----------
                        NEW MEXICO-0.8%
 AAA           1,945    Farmington P.C.R., So. CA. Edison Co., Ser. A, 5.875%, 6/01/23, MBIA ............   6/03 @ 102     1,962,233
                                                                                                                         -----------

                        NEW YORK-17.8%
                        New York City G.O.,
 A             4,140     Ser. A, 6.00%, 8/01/05 ......................................................... No Opt. Call     4,377,222
 A             7,000     Ser. E, 6.50%, 2/15/06 ......................................................... No Opt. Call     7,584,290
 A             6,440++   Ser. H, 7.20%, 2/01/02 .........................................................      N/A         6,750,150
 A               560     Ser. H, 7.20%, 2/01/13 ......................................................... 2/02 @ 101.5       584,534
                        New York City Ind. Dev. Agcy. Spec. Fac. Rev., Term. One Group Assoc. Proj.,
 A-            4,000     6.00%, 1/01/08 .................................................................   1/04 @ 102     4,172,840
 A-            1,000     6.00%, 1/01/15 .................................................................   1/04 @ 102     1,017,720
 AA           10,000    New York City Transitional Fin. Auth. Rev., Ser. B, 6.00%, 11/15/21 .............   5/10 @ 101    10,490,000
                        New York St. Dorm. Auth. Rev., Univ. of Rochester, MBIA,
 AAA           1,865     Ser. A, Zero Coupon, 7/01/21 ...................................................   7/10 @ 101     1,074,408
 AAA           2,030     Ser. A, Zero Coupon, 7/01/23 ...................................................   7/10 @ 101     1,166,397
 AAA           3,000++  New York St. Dorm. Auth. Rev., St. Univ. Edl. Fac., Ser. B, 6.10%, 5/15/04 ......      N/A         3,213,540
 A             1,955    New York St. Hsg. Fin. Agcy., Hlth. Fac. of New York City, Ser. A, 6.375%,                         2,064,265
                         11/01/04  No Opt. Call ........................................................                 -----------
                                                                                                                          42,495,366
                                                                                                                         -----------
                        NORTH CAROLINA-2.4%
 AAA           5,000    North Carolina Eastn. Mun. Pwr. Agcy. Sys. Rev., Ser. B, 7.00%, 1/01/08, CAPMAC . No Opt. Call     5,627,800
                                                                                                                         -----------
                        OHIO-0.2%
 NR              485    Cleveland Cuyahoga Cnty. Port Auth. Rev., Port Dev. Proj., 6.00%, 3/01/07 ....... No Opt. Call       480,223
                                                                                                                         -----------
                        OREGON-2.3%
               5,600    Klamath Falls Oregon Elec. Rev., Sr. Lien-Klamath Cogen, 5.50%, 1/01/07 ......... No Opt. Call     5,387,256
                                                                                                                         -----------
                        PENNSYLVANIA-11.2%
 AAA          10,100    Lehigh Cnty. Gen. Purpose Auth. Rev., St. Lukes Hosp. Bethlehem Proj.,
                         5.50%, 11/15/13, AMBAC .........................................................  11/03 @ 102    10,228,775
 AAA           7,000    Montgomery Cnty. Ed. & Hlth. Care Auth., Holy Redeemer,
                         5.25%, 10/01/23, AMBAC .........................................................  10/07 @ 101     6,573,700
 AAA           4,000    Pennsylvania Intergovernmental Coop. Auth. Spl. Tax Rev.,
                         Philadelphia Fdg. Prog., 5.50%, 6/15/20, FGIC ..................................   6/06 @ 100     3,996,640
                        Pennsylvania St. Higher Edl. Fac. Auth., Hlth. Svcs. Rev., Ser. A,
 A             3,300     5.75%, 1/01/17 .................................................................   1/06 @ 101     3,147,672
 A             2,750     5.875%, 1/01/15 ................................................................   1/06 @ 101     2,674,567
                                                                                                                         -----------
                                                                                                                          26,621,354
                                                                                                                         -----------

                       See Notes to Financial Statements.

====================================================================================================================================
            PRINCIPAL                                                                               OPTION CALL
  RATING*    AMOUNT                                                                                  PROVISIONS+          VALUE
(UNAUDITED)  (000)                                      DESCRIPTION                                 (UNAUDITED)          (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
                      RHODE ISLAND-2.3%
 AA+        $ 3,270   Rhode Island Hsg. & Mtg. Fin., Homeownership Oppty., Ser. 15-B,
                       6.75%, 10/01/17 ...........................................................     4/04 @ 102      $  3,436,116
 AAA          2,000   Rhode Island St. Hlth. & Edl. Bldg. Corp. Rev., Hosp. Fin.,                                         2,002,860
                       5.50%, 5/15/16, MBIA ......................................................     5/07 @ 102      ------------
                                                                                                                          5,438,976
                                                                                                                       ------------
                      TENNESSEE-5.5%
 A            7,800   Maury Cnty. Ind. Dev. Brd., P.C.R., Saturn Corp. Proj., 6.50%, 9/01/24 ......    9/04 @ 102         8,034,780
 AAA          4,865   Memphis Shelby Cnty. Arpt. Auth. Arpt. Rev., Ser. D, 6.00%, 3/01/24, AMBAC ..    3/10 @ 101         5,013,382
                                                                                                                       ------------
                                                                                                                         13,048,162
                                                                                                                       ------------
                      TEXAS-6.5%
                      Dallas Cnty. Util. & Reclam. Dist., Ser. A, AMBAC,
 AAA          6,085    Zero Coupon, 2/15/19 ....................................................... 2/05 @ 44.538         2,024,358
 AAA          3,800    Zero Coupon, 2/15/20 ....................................................... 2/05 @ 41.799         1,170,400
 Baa1         5,500   Dallas Ft. Worth Intl. Arpt. Fac. Impt. Rev., Amer. Airlines Inc.,                                  5,325,925
                        6.375%, 5/01/35 ...........................................................   11/09 @ 101         6,092,280
 AAA          6,000   Grapevine Texas G.O., 5.875%, 8/15/24, FGIC .................................    8/10 @ 100         1,010,550
 Aa1          1,000   Texas St. Wtr. Fin. Asst. G.O., 5.75%, 8/01/22 ..............................    8/10 @ 100      ------------
                                                                                                                         15,623,513
                                                                                                                       ------------
                      UTAH-2.6%
                      Intermountain Pwr. Agcy. Pwr. Supply Rev.,
 AAA          2,810    5.00%, 7/01/13, AMBAC ......................................................        ETM            2,782,912
 AAA          1,640    5.00%, 7/01/13, AMBAC ......................................................   11/00 @ 100         1,612,169
 A+           1,800    Ser. 86-B, 5.00%, 7/01/16 ..................................................   12/00 @ 100         1,711,206
                                                                                                                       ------------
                                                                                                                          6,106,287
                                                                                                                       ------------
                      WASHINGTON-8.8%
                      Washington St. G.O.,
 AA+          4,000    Ser. A, 5.375%, 7/01/21 ....................................................    7/06 @ 100         3,861,560
 AA+          1,000    Ser. B, 6.00%, 1/01/25 .....................................................    1/10 @ 100         1,031,360
                      Washington St. Pub. Pwr. Supply Sys. Rev.,
 AAA         13,395    Nuclear Proj. No. 1, 5.75%, 7/01/11, MBIA ..................................    7/06 @ 102        14,010,098
 AAA          2,000    Nuclear Proj. No. 2, 5.55%, 7/01/10, FGIC ..................................    7/03 @ 102         2,026,760
                                                                                                                        -----------
                                                                                                                         20,929,778
                                                                                                                        -----------
                      WYOMING-4.2%
 A           10,000   Sweetwater Cnty. P.C.R., Idaho Pwr. Co. Proj., Ser. A, 6.05%, 7/15/26 .......    7/06 @ 102        10,084,200
                                                                                                                       ------------
                      TOTAL LONG-TERM INVESTMENTS (COST $367,718,124)..............................                     379,976,942
                                                                                                                       ------------
                      SHORT-TERM INVESTMENTS***-0.0%
                      CALIFORNIA-0.0%
 A-1+            25   California Statewide Cmnty. Dev. Auth. Rev., John Muir/Mt. Diablo Hlth.,
                       4.40%, 11/01/00, FRDD, AMBAC ...............................................       N/A                25,000

                      TEXAS-0.0%
 A-1+            75   Harris Cnty. Hlth. Fac. Dev. Corp. Rev., 4.65%, 11/01/00, FRDD ..............       N/A                75,000
                                                                                                                       ------------
                      TOTAL SHORT-TERM INVESTMENTS (COST $100,000).................................                         100,000
                                                                                                                       ------------
                      TOTAL INVESTMENTS-159.1% (COST $367,818,124).................................                     380,076,942
                      Other assets in excess of liabilities-2.2% ..................................                       5,322,455
                      Liquidation value of preferred stock-(61.3)% ................................                    (146,550,000)
                      NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS-100% ...........................                    ------------
                                                                                                                       $238,849,397
                                                                                                                       ============

------------
   * Using the higher of Standard & Poor's, Moody's or Fitch's rating.
  ** Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
 *** For purposes of amortized cost valuation, the maturity date of these instruments is considered to be the earlier of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
   + Option call provisions: date (month/year) and price of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
  ++ This bond is prerefunded. See glossary for definition.


---------------------------------------------------------------------------------------------------------------------
                                              KEY TO ABBREVIATIONS:
     AMBAC -- American Municipal Bond Assurance Corporation          FSA -- Financial Security Assurance
    CAPMAC -- Capital Markets Assurance Company                     GNMA -- Government National Mortgage Association
       ETM -- Escrowed to maturity                                  G.O. -- General Obligation
      FGIC -- Financial Guaranty Insurance Company                  MBIA -- Municipal Bond Insurance Association
      FRDD -- Floating Rate Daily Demand                          P.C.R. -- Pollution Control Revenue
--------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY MUNICIPAL TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2000
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $367,818,124) (Note 1) .      $380,076,942
Interest receivable ..................................       7,385,814
Other assets .........................................          27,681
                                                          ------------
                                                           387,490,437
                                                          ------------
LIABILITIES
Dividends payable-common stock .......................       1,085,961
Dividends payable-preferred stock ....................         234,546
Due to custodian .....................................         260,986
Offering costs payable-preferred stock ...............         158,744
Investment advisory fee payable (Note 2) .............         114,374
Administration fee payable (Note 2) ..................          49,017
Deferred directors fees (Note 1) .....................           9,380
Other accrued expenses ...............................         178,032
                                                          ------------
                                                             2,091,040
                                                          ------------
NET INVESTMENT ASSETS ................................    $385,399,397
                                                          ============
Net investment assets were comprised of:
 Common stock:
  Par value (Note 4) .................................    $    167,071
  Paid-in capital in excess of par ...................     231,608,000
 Preferred stock (Note 4) ............................     146,550,000
                                                          ------------
                                                           378,325,071
 Undistributed net investment income .................         277,455
 Accumulated net realized loss .......................      (5,461,947)
 Net unrealized appreciation .........................      12,258,818
                                                          ------------
Net investment assets, October 31, 2000 ..............    $385,399,397
                                                          ============
Net assets applicable to common shareholders .........    $238,849,397
                                                          ============
Net asset value per common share:
 ($238,849,397 /d 16,707,093 shares of
 common stock issued and outstanding) ...............           $14.30
                                                                ======

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY MUNICIPAL TRUST INC.
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 2000
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest and discount earned ...........   $21,646,026
                                             -----------
Expenses
  Investment advisory ....................     1,313,673
  Administration .........................       563,003
  Auction agent ..........................       372,000
  Reports to shareholders ................       113,000
  Custodian ..............................       109,500
  Independent accountants ................        58,000
  Directors ..............................        55,500
  Legal ..................................        54,000
  Transfer agent .........................        28,000
  Registration ...........................        24,500
  Miscellaneous ..........................        77,666
                                             -----------
  Total expenses .........................     2,768,842
                                             -----------
Net investment income ....................    18,877,184
                                             -----------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized loss on investments .........    (5,068,444)
Net change in unrealized appreciation
 on investments ..........................    12,219,832
                                             -----------
Net gain on investments ..................     7,151,388
                                             -----------
NET INCREASE IN NET INVESTMENT ASSETS
RESULTING FROM OPERATIONS ................   $26,028,572
                                             ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS
--------------------------------------------------------------------------------

                                                                                            YEAR ENDED OCTOBER 31,
                                                                                      -----------------------------------
                                                                                            2000               1999
                                                                                      ----------------   ----------------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS
OPERATIONS:
 Net investment income ............................................................    $  18,877,184      $  18,196,259
 Net realized loss on investments .................................................       (5,068,444)          (312,281)
 Net change in unrealized appreciation on investments .............................       12,219,832        (26,729,799)
                                                                                       -------------      -------------
   Net increase (decrease) in net investment assets resulting from operations .....       26,028,572         (8,845,821)
                                                                                       -------------      -------------
DIVIDENDS AND DISTRIBUTIONS:
 To common shareholders from net investment income ................................      (13,953,202)       (14,414,299)
 To common shareholders from net realized gain on investments .....................                -         (2,504,280)
 To preferred shareholders from net investment income .............................       (5,841,351)        (4,036,417)
 To preferred shareholders from net realized gain on investments ..................                -           (703,888)
                                                                                       -------------      -------------
   Total dividends and distributions ..............................................      (19,794,553)       (21,658,884)
                                                                                       -------------      -------------
CAPITAL STOCK TRANSACTIONS:
 Net proceeds from additional issuance of preferred shares ........................       16,080,131                  -
                                                                                       -------------      -------------
   Total increase (decrease) ......................................................       22,314,150        (30,504,705)
                                                                                       -------------      -------------
NET INVESTMENT ASSETS
Beginning of year .................................................................      363,085,247        393,589,952
                                                                                       -------------      -------------
End of year (including undistributed net investment income of $277,455 and
 $1,194,824, respectively) ........................................................    $ 385,399,397      $ 363,085,247
                                                                                       =============      =============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                           YEAR ENDED OCTOBER 31,
                                                                       ------------------------------------------------------------
                                                                         2000          1999         1998         1997         1996
                                                                       -------       -------      -------      -------     --------
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year ................................    $ 13.95       $ 15.78      $ 15.32      $ 14.52     $ 14.18
                                                                       -------       -------      -------      -------     --------
 Net investment income ............................................       1.13          1.09         1.08         1.08        1.09
 Net realized and unrealized gain (loss) on investments ...........        .43         (1.63)         .70          .80         .34
                                                                       -------       -------      -------      -------     --------
Net increase (decrease) from investment operations ................       1.56          (.54)        1.78         1.88        1.43
                                                                       -------       -------      -------      -------     --------
Dividends and distributions:
 Dividends from net investment income to:
  Common shareholders .............................................       (.83)         (.86)         (.81)        (.78)       (.79)
  Preferred shareholders ..........................................       (.35)         (.24)         (.24)        (.27)       (.28)
 Distributions from net realized gain on investments to:
  Common shareholders .............................................          -          (.15)         (.20)        (.02)       (.01)
  Preferred shareholders ..........................................          -          (.04)         (.07)        (.01)       (.01)
                                                                       -------       -------      --------     --------    --------
    Total dividends and distributions .............................      (1.18)        (1.29)        (1.32)       (1.08)      (1.09)
                                                                       -------       -------      --------     --------    --------
Capital change with respect to issuance of preferred shares .......       (.03)           --            --           --          --
                                                                       -------       -------      --------     --------    --------
Net asset value, end of year* .....................................    $ 14.30       $ 13.95      $ 15.78      $ 15.32     $ 14.52
                                                                       =======       =======      ========     ========    ========
Per share market value, end of year* ..............................    $ 12.13       $ 13.13      $ 15.44      $ 13.38     $ 12.44
                                                                       =======       =======      ========     ========    ========
TOTAL INVESTMENT RETURN+ ..........................................      (1.27)%       (9.03)%       23.81%       14.39%      10.41%
                                                                       =======       =======      ========     ========    ========
RATIOS TO AVERAGE NET ASSETS OF COMMON
 SHAREHOLDERS:
Expenses++ ........................................................        1.20%         1.05%        1.04%        1.07%       1.12%
Net investment income before preferred stock dividends++ ..........        8.18%         7.21%        6.95%        7.42%       7.57%
Preferred stock dividends .........................................        2.53%         1.60%        1.53%        1.88%       1.97%
Net investment income available to common shareholders ............        5.65%         5.61%        5.42%        5.54%       5.60%

SUPPLEMENTAL DATA:
Average net assets of common shareholders (in thousands) ..........    $230,746      $252,536     $259,280     $243,947    $238,540
Portfolio turnover ................................................          35%           26%          46%         160%        164%
Net assets of common shareholders, end of year (in thousands) .....    $238,849      $233,085     $263,590     $255,926    $242,547
Preferred stock outstanding (in thousands) ........................    $146,550      $130,000     $130,000     $130,000    $130,000
Asset coverage per share of preferred stock, end of year ..........    $ 65,745       $69,824     $ 75,690     $ 74,241    $ 71,644

----------
 * Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.
+ Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the year reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
++ Ratios are calculated on the basis of income and expenses applicable to both the common and preferred stock relative to the average net assets of common shareholders.


The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY MUNICIPAL TRUST INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE  1.  ORGANIZATION &                            The     BlackRock     Invest
ACCOUNTING                                          ment   Quality     Municipal
POLICIES                                            Trust  Inc.   (the  "Trust")
                                                    was organized in Maryland on
November 19, 1992 as a diversified, closed-end management investment company. The Trust's investment objective is to manage a portfolio of investment quality securities while providing high current income exempt from regular Federal income tax consistent with the preservation of capital. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

      The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Short-term securities are valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes original issue discount or amortizes premium on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DEFERRED COMPENSATION PLAN: Under a deferred compensation plan approved by the Board of Directors on February 24, 2000, non-interested Directors may elect to defer receipt of all or a portion of their annual compensation.

      Deferred amounts earn a return for the directors as though equivalent dollar amounts had been invested in common shares of other BlackRock funds selected by the Directors. This has the same economic effect for the directors as if the Directors had invested the deferred amounts in such other BlackRock funds.

      The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those funds selected by the Directors in order to match its deferred compensation obligations.

NOTE 2. AGREEMENTS                             The   Trust  has  an   Investment
                                               Advisory Agreement with BlackRock
Advisors,   Inc.,  (the  "Advisor"),  which  is  a  wholly-owned  subsidiary  of
BlackRock, Inc., which in turn is an indirect majority-owned subsidiary of PNC Financial Services Group, Inc. The Trust has an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"), an indirect wholly-owned affiliate of Merrill Lynch & Co., Inc.

      The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.15% of the Trust's average weekly net investment assets.

      Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Advisor. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.


NOTE 3. PORTFOLIO                           Purchases  and  sales   of   invest-
SECURITIES                                  ment    securities,    other    than
                                            short-term investments, for the year
ended  October 31, 2000, aggregated $143,988,713 and $129,343,524, respectively.

      The Federal income tax basis of the Trust's investments at October 31, 2000 was $367,899,345, and accordingly, net unrealized appreciation was $12,177,597 (gross unrealized appreciation-$14,557,025, gross unrealized depreciation-$2,379,428).

      For federal income tax purposes, the Trust had a capital loss carryforward at October 31, 2000 of approximately $5,381,000 of which $312,000 will expire in 2007 and $5,069,000 will expire in 2008. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

NOTE 4. CAPITAL                                   There  are  200 million shares
                                                  of $.01 par value common stock
authorized. The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. Of the 16,707,093 common shares outstanding at October 31, 2000, the Advisor owned 7,205 shares. As of October 31, 2000, there were 5,862 shares of Preferred Stock outstanding as follows: Series T7-3,262 and Series T28-2,600, which includes 662 shares of series T7 issued on March 10, 2000.

      On March 10, 2000, the Trust reclassified 662 shares of common stock and issued an additional 662 shares of Series T-7 preferred stock. The additional shares issued have identical rights and features of the existing Series T-7 preferred stock. Estimated offering cost of $304,369 and underwriting discount of $165,500 have been charged to paid-in capital in excess of par of the common shares.

      Dividends on Series T7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividends on Series T28 are also cumulative at a rate which is reset every 28 days based on the results of an auction. Divi-dend rates ranged from 3.30% to 5.90% during the year ended October 31, 2000.

      The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution, or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

      The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

      The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred stock, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.


NOTE 5. DIVIDENDS                                  Subsequent  to   October  31,
AND DISTRIBUTIONS                                  2000,  the Board of Directors
                                                   of the Trust declared a divi-
dend from undistributed earnings of $0.065 per common share payable December 1, 2000, to shareholders of record on November 15, 2000.

      For the period November 1, 2000 to November 30, 2000, dividends declared on Preferred Stock totalled $496,918 in aggregate for the two outstanding Preferred Stock series.

--------------------------------------------------------------------------------
             THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                        REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
The BlackRock Investment Quality Municipal Trust Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The BlackRock Investment Quality Municipal Trust Inc. as of October 31, 2000 and the related statements of operations for the year then ended and of changes in net investment assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock Investment Quality Municipal Trust Inc. at October 31, 2000, and the results of its operations, the changes in its net investment assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP
-------------------------
New York, New York
December 8, 2000

--------------------------------------------------------------------------------
             THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                                TAX INFORMATION
--------------------------------------------------------------------------------

     We are required by the Internal Revenue Code to advise you within 60 days of the Trust's tax year end as to the federally tax-exempt interest dividends received by you during such fiscal year. Accordingly, during the year the Trust paid Federal tax-exempt dividends of $0.8352 per share to common shareholders and $996.48 per share to preferred shareholders.

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------
     Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange or elsewhere for the participants' accounts. The Trust will not issue any new shares under the Plan.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

     The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

     The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The address is on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
     There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

--------------------------------------------------------------------------------
             THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                              INVESTMENT SUMMARY
--------------------------------------------------------------------------------
THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock Investment Quality Municipal Trust's investment objective is to provide high current income exempt from regular Federal income tax consistent with the preservation of capital.


WHO MANAGES THE TRUST?

BlackRock Advisors, Inc. (the "Advisor") is an SEC-registered investment advisor. As of September 30, 2000, the Advisor and its affiliates (together,
"BlackRock") managed $191 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-two closed-end funds that are traded on either the New York or American stock exchanges, and a $28 billion family of open-end funds. BlackRock managed 670 accounts, domiciled in the United States and overseas.


WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust expects to continue to manage its assets so that at least 80% of its investments are rated at least investment grade ("BBB" by Standard & Poor's or "Baa" by Moody's Investor Services) and up to 20% of its assets may instead be deemed to be of equivalent credit quality by the Advisor. Examples of the types of securities that the Trust may invest in include general obligation bonds, which are backed by the full taxing power of the municipality (states, counties and cities), and revenue bonds, which are backed by a revenue source associated with the issuing municipality or by a special tax. Revenue bonds include those that are backed by revenues generated by universities, hospitals, housing developments, utilities, public facilities, toll roads, airports, etc.


WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor will manage the assets of the Trust in accordance with the Trust's investment objective and policies to seek to achieve its objective by investing in municipal debt securities that are diversified both geographically and according to revenue source. As such, the Advisor actively manages the assets in relation to market conditions and interest rate changes. In seeking the investment objective, the Trust does not expect to invest more than 25% of its total assets in municipals that are issued by the same state. Depending on yield and portfolio allocation considerations, the Advisor may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT (alternative minimum tax).

Under current market conditions the use of leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Preferred stockholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates and the difference between the cost of the dividends paid to preferred stockholders and the interest earned on the longer-term securities will provide higher income levels for common stockholders in most interest rate environments. See "Leverage Considerations in the Trust" below.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the first business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank and Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.


LEVERAGE CONSIDERATIONS IN THE TRUST

Leverage increases the duration (or price sensitivity of the net assets with respect to changes in interest rates) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster in a rapidly rising interest rate environment. The Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the Trust. The Advisor's portfolio managers continuously monitor and regularly review the Trust's use of leverage and maintain the ability to unwind the leverage if that course is chosen.


SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

INVESTMENT OBJECTIVE. Although the objective of the Trust is to provide high current income exempt from regular Federal income tax consistent with the preservation of capital, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

LEVERAGE. The Trust utilizes leverage through the issuance of preferred stock, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BKN) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

INVESTMENT GRADE MUNICIPAL OBLIGATIONS. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
             THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                                   GLOSSARY
--------------------------------------------------------------------------------

CLOSED-END FUND:         Investment  vehicle  which  initially  offers  a  fixed
                         number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

DISCOUNT:                When a fund's net asset value is greater than its stock
                         price the fund is said to be trading at a discount.

DIVIDEND:                Income  generated  by  securities  in a  portfolio  and
                         distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends to common shareholders on a monthly basis.

DIVIDEND REINVESTMENT:   Shareholders  may have all dividends and  distributions
                         of  capital   gains   automatically   reinvested   into
                         additional shares of a fund.

MARKET PRICE:            Price per share of a security  trading in the secondary
                         market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):   Net  asset  value  is the  total  market  value  of all
                         securities  and other  assets  held by the Trust,  plus
                         income   accrued   on  its   investments,   minus   any
                         liabilities including accrued expenses,  divided by the
                         total  number  of   outstanding   shares.   It  is  the
                         underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL STREET
                         JOURNAL on Monday.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

PREREFUNDED BONDS:       These securities are collateralized by U.S.  Government
                         securities which are held in escrow and are used to pay
                         principal  and  interest  on the tax  exempt  issue and
                         retire  the  bond  in  full  at  the  date   indicated,
                         typically at a premium to par.

--------------------------------------------------------------------------------
                           BLACKROCK ADVISORS, INC.
                          SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------

TAXABLE TRUSTS
--------------------------------------------------------------------------------


                                                                 STOCK  MATURITY
                                                                SYMBOL    DATE
PERPETUAL TRUSTS                                                ------  --------
The BlackRock Income Trust Inc.                                   BKT     N/A
The BlackRock North American Government Income Trust Inc.         BNA     N/A
The BlackRock High Yield Trust                                    BHY     N/A

TERM TRUSTS
The BlackRock 2001 Term Trust Inc.                                BTM    06/01
The BlackRock Strategic Term Trust Inc.                           BGT    12/02
The BlackRock Investment Quality Term Trust Inc.                  BQT    12/04
The BlackRock Advantage Term Trust Inc.                           BAT    12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.         BCT    12/09


TAX-EXEMPT TRUSTS
--------------------------------------------------------------------------------

                                                                 STOCK  MATURITY
                                                                SYMBOL    DATE
PERPETUAL TRUSTS                                                ------  --------
The BlackRock Investment Quality Municipal Trust Inc.             BKN     N/A
The BlackRock California Investment Quality Municipal Trust Inc.  RAA     N/A
The BlackRock Florida Investment Quality Municipal Trust          RFA     N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.  RNJ     N/A
The BlackRock New York Investment Quality Municipal Trust Inc.    RNY     N/A
The BlackRock Pennsylvania Strategic Municipal Trust              BPS     N/A
The BlackRock Strategic Municipal Trust                           BSD     N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                    BMN    12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.              BRM    12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.   BFC    12/08
The BlackRock Florida Insured Municipal 2008 Term Trust           BRF    12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.     BLN    12/08
The BlackRock Insured Municipal Term Trust Inc.                   BMT    12/10

IF  YOU  WOULD LIKE FURTHER INFORMATION PLEASE DO NOT HESITATE TO CALL BLACKROCK
        AT (800) 227-7BFM (7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                                  AN OVERVIEW
--------------------------------------------------------------------------------

     BlackRock Advisors, Inc. (the "Advisor") is an SEC-registered investment advisor. As of September 30, 2000, the Advisor and its affiliates (together,
"BlackRock") managed $191 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. BlackRock manages twenty-two closed-end funds that are traded on either the New York or American stock exchanges, and a $28 billion family of open-end funds. BlackRock managed 670 accounts, domiciled in the United States and overseas.

     BlackRock's  fixed  income  product  was  introduced  in  1988 by a team of highly seasoned fixed income professionals. These professionals had extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, several individuals at BlackRock were responsible for developing many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the first CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

     BlackRock is unique among asset management and advisory firms in the emphasis it places on the development of proprietary analytical capabilities. Over one quarter of the firm's professionals are dedicated to the design, maintenance and use of these systems, which are not otherwise available to investors. BlackRock's proprietary analytical tools are used for evaluating, and designing fixed income investment strategies for client portfolios. Securities purchased include mortgages, corporate bonds, municipal bonds and a variety of hedging instruments.

     BlackRock has developed investment products that respond to investors' needs and has been responsible for several major innovations in closed-end funds. In fact, BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. Currently, BlackRock's closed-end funds have dividend reinvestment plans, which are designed to provide ongoing demand for the stock in the secondary market. BlackRock manages a wide range of investment vehicles, each having specific investment objectives and policies.

     In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions that you may have about your BlackRock funds and we thank you for the continued trust that you place in our abilities.


                     IF YOU WOULD LIKE FURTHER INFORMATION
           PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM

---------
BlackRock
---------

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Kevin Klingert, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Anne Ackerley, SECRETARY

INVESTMENT ADVISOR
BlackRock Advisors, Inc.
400 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

ADMINISTRATOR
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095
(800) 543-6217

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

AUCTION AGENT
Deutsche Bank
4 Albany Street
New York, NY 10006

INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

LEGAL COUNSEL - INDEPENDENT DIRECTORS
Debevoise & Plimpton
875 Third Avenue
New York, NY 10022

      This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.


                        THE BLACKROCK INVESTMENT QUALITY
                              MUNICIPAL TRUST INC.
                       c/o Princeton Administrators, L.P.
                                 P.O. Box 9095
                            Princeton, NJ 08543-9095
                                 (800) 543-6217


         ---------
         BlackRock
THE      ---------
INVESTMENT QUALITY
MUNICIPAL TRUST INC.
--------------------
ANNUAL REPORT
OCTOBER 31, 2000


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